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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)      FEBRUARY 14, 2007
                                                    ---------------------------


                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      001-10346                77-0226211
----------------------------             ---------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code       (909) 987-9220
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 14, 2007, EMRISE Corporation ("Company") held its 2006 annual meeting of stockholders. At the meeting, Company management disclosed certain estimates regarding the Company's unaudited results of operations for the year ended December 31, 2006. The text of the remarks is attached as Exhibit
99.1 to this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transactions.
                  ---------------------------

                  Not applicable.

         (d)      Exhibits.
                  ---------

                  Number           Description
                  ------           -----------

                   99.1 Text of certain management remarks at 2006 annual meeting of stockholders held February 14, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 21, 2007           EMRISE CORPORATION

                                   By: /s/ CARMINE T. OLIVA
                                       -----------------------------------------
                                       Carmine T. Oliva, Chief Executive Officer


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                        EXHIBITS ATTACHED TO THIS REPORT

         Number            Description
         ------            -----------

          99.1 Text of certain management remarks at 2006 annual meeting of stockholders held February 14, 2007


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